UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 30, 2008

IMPLANTABLE VISION, INC.
(Exact name of registrant as specified in its charter)

Utah	0-10315	95-4091368
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17101 Preston Road, Suite 210, Dallas, Texas 75248
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code          (214) 687-0015

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03   Material Modification to Rights of Security Holders.

Effective July 30, 2008, the Board of Directors of Implantable Vision, Inc. (the “Company”), acting by written consent, repealed the Amended and Restated Bylaws of Implantable Vision, Inc., a Utah corporation, adopted by the Board of Directors on February 7, 2006 (the “Former Bylaws”) in their entirety and replaced them with a new set of Amended and Restated Bylaws of Implantable Vision, Inc. (the “Current Bylaws”).

The Current Bylaws modify certain rights granted under the Former Bylaws to holders of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) and the Company’s Series A Preferred Stock, par value $0.001 per share (the “Preferred Stock”) by repealing a bylaw requiring unanimous written consent of shareholders entitled to vote for action taken without a meeting of shareholders. By contrast, the Current Bylaws only require written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voting.

Additionally, the repeal of the Former Bylaws effectively revoked voting rights granted to holders of Preferred Stock thereunder. Whereas the Former Bylaws stated that, unless otherwise provided in the articles of incorporation, each outstanding share of Company stock, regardless of class, was entitled to one vote on each matter voted upon at a shareholders’ meeting, the Current Bylaws provide that each holder of the shares of Common Stock of the Company shall be entitled to one vote for each share of such Common Stock and each holder of any other class of capital stock shall be entitled only to such voting rights as are expressly designated in the Articles of Incorporation, the Bylaws, or by the Utah Revised Business Corporation Act.

A copy of the Current Bylaws is attached as Exhibit 3.1 and incorporated herein by reference. All statements above and set forth in Item 5.03 below are qualified by reference to the Current Bylaws.

Section 5 – Corporate Governance and Management

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report is incorporated by reference in this Item 5.03. The Current Bylaws replace the Former Bylaws in their entirety and contain several changes. Among the significant changes, the Current Bylaws generally provide that:

1.	The Company may have offices at such places within or without Utah as the Board of Directors may determine.
2.
Special meetings of the shareholders may be called (a) by the Chief Executive Officer, the President or the Board of Directors, or (b) by the holders of at least 10% of all the shares entitled to vote at the proposed meeting.  The record date for determining shareholders entitled to call a special meeting shall be the earliest date of any demands pursuant to which the meeting is called or the date that is 60 days prior to the date the first of the written demands pursuant to which the meeting is called is received by the Company, whichever is later.  Only business within the purpose or purposes described in the notice of a special meeting of shareholders may be conducted at such meeting.

3.
Written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each shareholder entitled to vote at such meeting.

4.
Notice may be waived in writing signed by the person or persons entitled to such notice.  Such waiver may be executed at any time before or after the holding of such meeting.  Attendance at a meeting shall constitute a waiver of notice, except where the person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called.

5.
Any notice required to be given to any shareholder need not be given to the shareholder if (a) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (b) all (but in no event less than two) payments of distributions or interest on securities during a 12-month period have been mailed to that person, addressed at his address as shown on the records of the Company, and have been returned undeliverable.  If such a person delivers to the Company a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

6.
With respect to any matter, a quorum shall be present at a meeting of shareholders if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting, in person or by proxy, unless otherwise provided in the Articles of Incorporation.

7.
At each meeting of the shareholders, each holder of the shares of common stock of the Company shall be entitled to one vote for each share of such common stock and each holder of any other class of capital stock shall be entitled only to such voting rights as are expressly designated in the Articles of Incorporation, the Current Bylaws, or by the Utah Revised Business Corporation Act (the “URBCA”).

8.
All elections of directors shall be decided by a plurality vote of the votes present and entitled to be cast in person or by proxy and all questions decided and actions authorized by a majority vote of the votes present and entitled to be cast in person or by proxy, except as otherwise required by law.

9.
Any action required by law to be taken at any meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voting.  Any such action will not be effective unless all written consents on which the Company relies for the taking of such action are received by the Company within a 60-day period and not revoked.

10.
At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a shareholder.  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the meeting; provided, however, that in the event that either (A) the annual meeting of shareholders is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the first anniversary of the prior year’s annual meeting of shareholders, or (B) no annual meeting was held during the prior year, notice by the shareholder to be timely must be received (x) not earlier than the close of business on the 120th day prior to such annual meeting and (y) not later than the close of business on the latter of the 90th day prior to such annual meeting or the close of business on the 10th day following the day the notice of such annual meeting was made by mail or the first public announcement or disclosure, regardless of any postponement, deferral or adjournment of the meeting to a later date.  Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal.  Such notice shall also set forth certain other information regarding the shareholder submitting the proposal and other representations of such shareholder as provided for in the Current Bylaws. In addition, the shareholder making such proposal shall promptly provide any other information required by law or otherwise reasonably requested by the Company.

11.
Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of shareholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Current Bylaws.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the meeting; provided, however, that in the event that either (A) the annual meeting of shareholders is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the first anniversary of the prior year’s annual meeting of shareholders, or (B) no annual meeting was held during the prior year, notice by the shareholder to be timely must be received (x) not earlier than the close of business on the 120th day prior to such annual meeting and (y) not later than the close of business on the latter of 90th day prior to such annual meeting or the close of business on the 10th day following the day the notice of such annual meeting was made by mail or the first public announcement or disclosure, regardless of any postponement, deferral or adjournment of the meeting to a later date.  Any shareholder desiring to nominate any person or persons (as the case may be) for election as a director of the Company shall deliver the notice described in, and in accordance with, the foregoing procedures, together with a written statement setting forth (A) the name, business address and residence address of the person to be nominated; (B) the information regarding such person that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission or other applicable law, had such nominee been nominated, or intended to be nominated, by the Board of Directors; (C) such person’s signed consent to serve as a director of the Company if elected; (D)  the number and class of all shares of each class of stock of the Company beneficially owned by such person; (E) a representation that such shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (F) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder.

12.
The Board of Directors shall consist of at least one (1) individual and not more than nine (9) individuals. The number of directors within the foregoing fixed minimum and maximum may be established and changed from time to time by resolution adopted by the Board of Directors.

13.
Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the Chief Executive Officer or the President and shall be called by the Secretary on the written request of any two Directors.  Notice of each special meeting of the Board of Directors shall be given to each Director at least 48 hours before the meeting is scheduled to convene, and may be waived by a Director’s attendance at such special meeting.

14.
The Board of Directors, by resolution adopted by a majority of the full Board of Directors, (i) may designate from among its members one or more committees, each of which shall be comprised of two or more of its members, (ii) may adopt a charter for any such committee setting forth the authority and scope of action for such committee, and (iii) may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee.

15.	No committee of the Board of Directors shall have the authority of the Board of Directors in reference to:
a.	amending the Articles of Incorporation;
b.	proposing a reduction of the stated capital of the Company;
c.	approving a plan of merger or share exchange of the Company;
d.	recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Company, otherwise than in the usual and regular course of its business;
e.	recommending to the shareholders a voluntary dissolution of the Company or a revocation thereof;
f.	amending, altering, or repealing the bylaws of the Company or adopting new bylaws of the Company;
g.	filling vacancies in the Board of Directors;
h.	filling vacancies in or designating alternate members of any such committee;
i.	filling any Directorship to be filled by reason of an increase in the number of Directors;
j.	electing or removing officers of the Company or members or alternate members of any such committee;
k.	fixing the compensation of any member or alternate members of such committee; or
l.	altering or repealing any resolution of the Board of Directors that by its terms provides that it shall not be so amendable or repealable;
m.
authorizing a distribution or to authorizing the issuance of shares of the Company, unless the resolution designating a particular committee, the charter adopted for such committee, the Articles of Incorporation, or the bylaws shall expressly so provide

16.
Directors shall receive such compensation for their services as Directors as may be determined by resolution of the Board of Directors.  Each Director shall be reimbursed for travel and other reasonable out-of-pocket expenses incurred by such Director in attending regular and special meetings of the Board of Directors or any committee.

17.
The officers of the Company shall be elected by the Board of Directors and may consist of a Chief Executive Officer, a President, a Chief Financial Officer, a Vice President, a Secretary and a Treasurer.  The Board of Directors may also elect a Chairman of the Board, additional Vice Presidents, one or more assistant secretaries and assistant treasurers and such other officers and assistant officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and exercise such powers and perform such duties as shall be determined from time to time by the Board by resolution not inconsistent with the Current Bylaws.

18.
Subject to the limitations and conditions in the Current Bylaws and the URBCA, each person who was, is or is threatened to be made a named defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (hereinafter a “proceeding”), or any appeal in such a proceeding or any inquiry or investigation that could lead to such a proceeding, by reason of the fact that he or she, is or was a director or officer of the Company or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, trustee, employee, fiduciary or agent of another foreign or domestic corporation or other person or of an employee benefit plan shall be indemnified by the Company against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including, without limitation, attorneys’ fees) actually incurred by such person in connection with such proceeding;  provided that if such person is found liable to the Company or is found liable on the basis that personal benefit was improperly received by such person, indemnification is limited to reasonable expenses actually incurred by such person in connection with the proceeding and shall not be made in respect of any proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his or her duty to the Company.

19.
The Company shall indemnify a person pursuant to the Current Bylaws as provided for above only if, it is determined that such person: (i) conducted himself or herself in good faith; (ii) reasonably believed that his or her conduct was in, or not opposed to, the Company’s best interest; and (iii) in the case of any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

20.
Determination of whether the standard of conduct has been met for indemnification and for advance of expenses must be made:  (i) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding; (ii) if such a quorum cannot be obtained, by a majority vote of a committee of the board of directors, designated to act in the matter by a majority vote of all directors, consisting of two or more directors, all of whom are, at the time of the votes, not named defendants or respondents in the proceeding; (iii) by special legal counsel selected by the board of directors or a committee of the board of directors by vote as set forth in clause (i) or (ii) of this sentence or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or (iv) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the proceeding.

21.
The indemnification rights granted pursuant to the Current Bylaws shall be deemed contract rights, and no amendment, modification or repeal of such rights shall have the effect of limiting or denying any such rights with respect to actions taken or proceedings arising prior to any such amendment, modification or repeal.

22.
The Company, by adoption of a resolution of the Board of Directors, may (but shall not be required to) indemnify and advance expenses to an officer, employee, fiduciary or agent of the Company to the same extent and subject to the same conditions under which it may indemnify and advance expenses to directors; and, to a greater extent, if not inconsistent with public policy.

23.
The Board of Directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the Company, including cash, promissory notes, services performed, contracts or arrangements for services to be performed, or other securities of the Company.

24.	Before the Company issues shares, the Board of Directors must determine that the consideration received or to be received for the shares to be issued is adequate.

25.
Subject to the URBCA and the Articles of Incorporation, dividends may be declared by the Board of Directors, in its discretion, at any regular or special meeting, pursuant to law and may be paid in cash, in property or in the Company’s own shares.

26.
Before payment of any dividend, the Board of Directors, by resolution, may create a reserve or reserves out of the Company’s surplus or designate or allocate any part or all of such surplus in any manner for any proper purpose or purposes, and may increase, create, or abolish any such reserve, designation, or allocation in the same manner.

27.
The Board of Directors of the Company is expressly authorized to adopt, repeal, alter, amend and rescind the Current Bylaws. The Current Bylaws may also be rescinded, altered, amended or repealed in any respect by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power of the Company’s capital stock, voting together as a single class.

The Current Bylaws also contain various other new administrative provisions and descriptions of the duties of appointed officers.

A copy of the Current Bylaws is attached as Exhibit 3.1 and incorporated herein by reference. All statements above are qualified by reference to the Current Bylaws.

Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Implantable Vision, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANTABLE VISION, INC.

Date: August 4, 2008	By:	/s/ Bryan Bulloch
Bryan Bulloch,
President and Chief Financial Officer